EXHIBIT (21)

SUBSIDIARES OF THE REGISTRANT

Transamerica Financial Life Insurance Company

Subsidiaries

Name	Jurisdiction of Incorporation
239 West 20th Street, LLC	DE
25 East 38th Street, LLC	DE
313 East 95th Street, LLC	DE
319 East 95th Street, LLC	DE
Administrative Group, LLC	TN
AEGON Affordable Housing Debt Fund I, LLC	DE
AEGON AM Funds, LLC	DE
AEGON AM Private Equity Partners I, LLC	DE
AEGON AM Private Equity Partners II, LLC	DE
AEGON Asset Management Services, Inc.	DE
Aegon Community Investments 50, LLC	DE
Aegon Community Investments 51, LLC	DE
Aegon Community Investments 52, LLC	DE
Aegon Community Investments 53, LLC	DE
Aegon Community Investments 54, LLC	DE
Aegon Community Investments 55, LLC	DE
Aegon Community Investments 56, LLC	DE
Aegon Community Investments 57, LLC	DE
Aegon Community Investments 58, LLC	DE
Aegon Community Investments 59, LLC	DE
Aegon Community Investments 60, LLC	DE
Aegon Community Investments 61, LLC	DE
Aegon Community Investments 62, LLC	DE
Aegon Community Investments 63, LLC	DE
Aegon Community Investments 64, LLC	DE
Aegon Community Investments 65, LLC	DE
Aegon Community Investments 66, LLC	DE
Aegon Community Investments 67, LLC	DE
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico
AEGON Direct Marketing Services International, LLC	MD
AEGON Direct Marketing Services, Inc.	MD
AEGON Energy Management, LLC	DE
AEGON Financial Services Group, Inc.	MN
AEGON Funding Company, LLC	DE

Aegon Global Services, LLC	IA
AEGON Institutional Markets, Inc.	DE
Aegon LIHTC Fund 50, LLC	DE
Aegon LIHTC Fund 51, LLC	DE
Aegon LIHTC Fund 52, LLC	DE
Aegon LIHTC Fund 54, LLC	DE
Aegon LIHTC Fund 55, LLC	DE
Aegon LIHTC Fund 57, LLC	DE
Aegon LIHTC Fund 58, LLC	DE
Aegon LIHTC Fund 60, LLC	DE
Aegon LIHTC Fund 61, LLC	DE
Aegon LIHTC Fund 62, LLC	DE
Aegon LIHTC Fund 63, LLC	DE
Aegon LIHTC Fund 64, LLC	DE
Aegon LIHTC Fund 65, LLC	DE
Aegon LIHTC Fund 66, LLC	DE
Aegon LIHTC Fund 67, LLC	DE
AEGON Managed Enhanced Cash, LLC	DE
AEGON Management Company	IN
Aegon Multi-Family Equity Fund, LLC	DE
Aegon Opportunity Zone Fund Joint Venture 1, LP	DE
Aegon OZF Investments 1, LLC	DE
Aegon Upstream Energy Fund, LLC	DE
AEGON USA Asset Management Holding, LLC	IA
AEGON USA Investment Management, LLC	IA
AEGON USA Real Estate Services, Inc.	DE
AEGON USA Realty Advisors of California, Inc.	IA
AEGON USA Realty Advisors, LLC	IA
Aegon Workforce Housing Boynton Place REIT, LLC	DE
Aegon Workforce Housing Fund 2 Holding Company B, LLC	DE
Aegon Workforce Housing Fund 2 Holding Company C, LLC	DE
Aegon Workforce Housing Fund 2 Holding Company, LLC	DE
Aegon Workforce Housing Fund 2, L.P	DE
Aegon Workforce Housing Fund 3 Holding Company, LLC	DE
Aegon Workforce Housing Fund 3, L.P	DE
Aegon Workforce Housing JV 4A, LLC	DE
Aegon Workforce Housing JV 4B, LLC	DE

Aegon Workforce Housing JV 4C, LLC	DE
Aegon Workforce Housing Park at Via Rosa REIT, LLC	DE
Aegon Workforce Housing Separate Account 1, LLC	DE
AHDF Manager I, LLC	DE
ALH Properties Eight LLC	DE
ALH Properties Eleven LLC	DE
ALH Properties Four LLC	DE
ALH Properties Nine LLC	DE
ALH Properties Seven LLC	DE
ALH Properties Seventeen LLC	DE
ALH Properties Sixteen LLC	DE
ALH Properties Ten LLC	DE
ALH Properties Twelve LLC	DE
ALH Properties Two LLC	DE
AMFETF Manager, LLC	DE
AMTAX HOLDINGS 308, LLC	OH
AMTAX HOLDINGS 388, LLC	OH
AMTAX HOLDINGS 483, LLC	OH
AMTAX HOLDINGS 559, LLC	OH
AMTAX HOLDINGS 561, LLC	OH
AMTAX HOLDINGS 588, LLC	OH
AMTAX HOLDINGS 613, LLC	OH
AMTAX HOLDINGS 639, LLC	OH
AMTAX HOLDINGS 649, LLC	OH
AMTAX HOLDINGS 672, LLC	OH
AMTAX HOLDINGS 713, LLC	OH
Apollo Housing Capital Arrowhead Gardens, LLC	DE
APOP III, LLC	DE
AUSA Holding, LLC	MD
AUSA Properties, Inc.	IA
AWHF2 General Partner, LLC	DE
AWHF2 Subsidiary Holding Company C, LLC	DE
AWHF3 General Partner, LLC	DE
AWHJV4 Manager, LLC	DE
AWHSA Manager 1, LLC	DE
Barfield Ranch Associates, LLC	FL
Bay State Community Investments II, LLC	DE
Carle Place Leasehold SPE, LLC	DE
Commonwealth General Corporation	DE

Creditor Resources, Inc.	MI
CRI Solutions, Inc.	MD
Cupples State LIHTC Investors, LLC	DE
Equitable AgriFinance, LLC	DE
FD TLIC Limited Liability Company	NY
FGH Realty Credit LLC	DE
FGH USA LLC	DE
Fifth FGP LLC	DE
Financial Planning Services, Inc.	DC
First FGP LLC	DE
Fourth FGP LLC	DE
FSBA AAM Strategic Fund I, LP	DE
FSBA AAM Strategic Fund II, LP	DE
Garnet Assurance Corporation	KY
Garnet Assurance Corporation II	IA
Garnet Assurance Corporation III	IA
Garnet Community Investment XXVIII, LLC	DE
Garnet Community Investments IV, LLC	DE
Garnet Community Investments IX, LLC	DE
Garnet Community Investments V, LLC	DE
Garnet Community Investments VI, LLC	DE
Garnet Community Investments VII, LLC	DE
Garnet Community Investments VIII, LLC	DE
Garnet Community Investments X, LLC	DE
Garnet Community Investments XI, LLC	DE
Garnet Community Investments XII, LLC	DE
Garnet Community Investments XL, LLC	DE
Garnet Community Investments XLI, LLC	DE
Garnet Community Investments XLII, LLC	DE
Garnet Community Investments XLIII, LLC	DE
Garnet Community Investments XLIV, LLC	DE
Garnet Community Investments XLIX, LLC	DE
Garnet Community Investments XLVI, LLC	DE
Garnet Community Investments XLVII, LLC	DE
Garnet Community Investments XLVIII, LLC	DE
Garnet Community Investments XVIII, LLC	DE
Garnet Community Investments XX, LLC	DE
Garnet Community Investments XXIV, LLC	DE
Garnet Community Investments XXIX, LLC	DE
Garnet Community Investments XXV, LLC	DE
Garnet Community Investments XXVI, LLC	DE

Garnet Community Investments XXVII, LLC	DE
Garnet Community Investments XXXI, LLC	DE
Garnet Community Investments XXXII, LLC	DE
Garnet Community Investments XXXIII, LLC	DE
Garnet Community Investments XXXIV, LLC	DE
Garnet Community Investments XXXIX, LLC	DE
Garnet Community Investments XXXV, LLC	DE
Garnet Community Investments XXXVI, LLC	DE
Garnet Community Investments XXXVII, LLC	DE
Garnet Community Investments XXXVIII, LLC	DE
Garnet Community Investments, LLC	DE
Garnet LIHTC Fund IV, LLC	DE
Garnet LIHTC Fund IX, LLC	DE
Garnet LIHTC Fund V, LLC	DE
Garnet LIHTC Fund VI, LLC	DE
Garnet LIHTC Fund VII, LLC	DE
Garnet LIHTC Fund VIII, LLC	DE
Garnet LIHTC Fund X, LLC	DE
Garnet LIHTC Fund XI, LLC	DE
Garnet LIHTC Fund XII, LLC	DE
Garnet LIHTC Fund XII-A, LLC	DE
Garnet LIHTC Fund XII-B, LLC	DE
Garnet LIHTC Fund XII-C, LLC	DE
Garnet LIHTC Fund XIII, LLC	DE
Garnet LIHTC Fund XIII-A, LLC	DE
Garnet LIHTC Fund XIII-B, LLC	DE
Garnet LIHTC Fund XIV, LLC	DE
Garnet LIHTC Fund XIX, LLC	DE
Garnet LIHTC Fund XL, LLC	DE
Garnet LIHTC Fund XLI, LLC	DE
Garnet LIHTC Fund XLII, LLC	DE
Garnet LIHTC Fund XLIV-A, LLC	DE
Garnet LIHTC Fund XLIV-B, LLC	DE
Garnet LIHTC Fund XLVI, LLC	DE
Garnet LIHTC Fund XLVII, LLC	DE
Garnet LIHTC Fund XLVIII, LLC	DE
Garnet LIHTC Fund XV, LLC	DE

Garnet LIHTC Fund XVI, LLC	DE
Garnet LIHTC Fund XVII, LLC	DE
Garnet LIHTC Fund XVIII, LLC	DE
Garnet LIHTC Fund XX, LLC	DE
Garnet LIHTC Fund XXII, LLC	DE
Garnet LIHTC Fund XXIII, LLC	DE
Garnet LIHTC Fund XXIV, LLC	DE
Garnet LIHTC Fund XXIX, LLC	DE
Garnet LIHTC Fund XXV, LLC	DE
Garnet LIHTC Fund XXVI, LLC	DE
Garnet LIHTC Fund XXVII, LLC	DE
Garnet LIHTC Fund XXVIII, LLC	DE
Garnet LIHTC Fund XXXI, LLC	DE
Garnet LIHTC Fund XXXII, LLC	DE
Garnet LIHTC Fund XXXIII, LLC	DE
Garnet LIHTC Fund XXXIV, LLC	DE
Garnet LIHTC Fund XXXIX, LLC	DE
Garnet LIHTC Fund XXXV, LLC	DE
Garnet LIHTC Fund XXXVI, LLC	DE
Garnet LIHTC Fund XXXVII, LLC	DE
Garnet LIHTC Fund XXXVIII, LLC	DE
Horizons Acquisition 5, LLC	FL
Horizons St. Lucie Development, LLC	FL
Imani FE, L.P.	CA
Investors Warranty of America, LLC	IA
Ironwood Re Corp.	HI
LCS Associates, LLC	DE
Life Investors Alliance LLC	DE
LIHTC Fund 53, LLC	DE
LIHTC Fund 56, LLC	DE
LIHTC Fund 59, LLC	DE
LIHTC Fund XLIX, LLC	DE
LIHTC Fund XLV, LLC	DE
LIICA Re II, Inc.	VT
Mitigation Manager LLC	DE
Money Services, Inc.	DE
Monumental General Administrators, Inc.	MD
Natural Resources Alternatives Portfolio 3, LLC	DE
Natural Resources Alternatives Portfolio I, LLC	DE

Natural Resources Alternatives Portfolio II, LLC	DE
Nomagon Title Grandparent, LLC	DE
Nomagon Title Holding 1, LLC	DE
Nomagon Title Parent, LLC	DE
Osceola Mitigation Partners, LLC	FL
Pearl Holdings, Inc. I	DE
Pearl Holdings, Inc. II	DE
Peoples Benefit Services, LLC	PA
Placer 400 Investors, LLC	CA
Primus Guaranty Ltd.	Bermuda
PSL Acquisitions Operating, LLC	IA
RCC North America LLC	DE
Real Estate Alternatives Portfolio 2, L.L.C.	DE
Real Estate Alternatives Portfolio 3, L.L.C.	DE
Real Estate Alternatives Portfolio 3A, Inc.	DE
Real Estate Alternatives Portfolio 4 HR, LLC	DE
Real Estate Alternatives Portfolio 4 MR, LLC	DE
River Ridge Insurance Company	VT
Second FGP LLC	DE
Seventh FGP LLC	DE
St. Lucie West Development Company, LLC	FL
Stonebridge Benefit Services, Inc.	DE
TA Private Equity Assets, LLC	DE
TA-APOP I, LLC	DE
TA-APOP I-A, LLC	DE
TA-APOP II, LLC	DE
TABR Realty Services, LLC	DE
TAH Pentagon Funds, LLC	IA
TAH-MCD IV, LLC	IA
TAHP Fund 1, LLC	DE
TAHP Fund 2, LLC	DE
TAHP Fund VII, LLC	DE
THH Acquisitions, LLC	IA
TLIC Oakbrook Reinsurance Inc.	IA
TLIC Watertree Reinsurance Inc.	IA
Tradition Development Company, LLC	FL
Tradition Land Company, LLC	IA
Transamerica Affordable Housing, Inc.	CA
Transamerica Agency Network, LLC	IA
Transamerica Asset Management, Inc.	FL

Transamerica Bermuda Re, Ltd.	Bermuda
Transamerica Capital, Inc.	CA
Transamerica Casualty Insurance Company	IA
Transamerica Corporation (DE)	DE
Transamerica Corporation (OR)	OR
Transamerica Finance Corporation	DE
Transamerica Financial Advisors, Inc.	DE
Transamerica Financial Life Insurance Company	NY
Transamerica Fund Services, Inc.	FL
Transamerica Health Savings Solutions, LLC	IA
Transamerica International Direct Marketing Consultants, LLC	MD
Transamerica International RE (Bermuda) Ltd.	Bermuda
Transamerica Investors Securities Corporation	DE
Transamerica Life (Bermuda) Ltd.	Bermuda
Transamerica Life Insurance Company	IA
Transamerica Pacific Re, Inc.	VT
Transamerica Realty Investment Properties LLC	DE
Transamerica Resources, Inc.	MD
Transamerica Retirement Advisors, LLC	DE
Transamerica Retirement Insurance Agency, LLC	DE
Transamerica Retirement Solutions, LLC	DE
Transamerica Stable Value Solutions Inc.	DE
Transamerica Travel and Conference Services, LLC	IA
Transamerica Trust Company	IA
Transamerica Ventures Fund II, LLC	DE
ULI Funding, LLC	IA
United Financial Services, Inc.	MD
WFG Insurance Agency of Puerto Rico, Inc.	PR
WFG Properties Holdings, LLC	GA
WFG Securities Inc.	Canada
World Financial Group Holding Company of Canada Inc.	Canada
World Financial Group Insurance Agency of Canada Inc.	Ontario
World Financial Group Insurance Agency of Hawaii, Inc.	HI
World Financial Group Insurance Agency of Massachusetts, Inc.	MA
World Financial Group Insurance Agency of Wyoming, Inc.	WY

World Financial Group Insurance Agency, LLC	IA
World Financial Group, Inc.	DE
Yarra Rapids, LLC	DE
Zahorik Company, Inc.	CA
Zero Beta Fund, LLC	DE